EXHIBIT 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT dated as of September 30, 2011 (the “Agreement”) is entered into among Ancestry.com Operations Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer entered into that certain Credit Agreement dated as of September 9, 2010 (as amended or modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Lenders (a) amend the Credit Agreement in certain respects and (b) consent to the Borrower’s licensing of certain domain names and URLs and certain of its intangible content to an indirect Foreign Subsidiary of the Borrower (the “Licensee”) pursuant to that certain Content, Trademark and Platform license agreement (the “Foreign License Agreement”) between the Borrower and the Licensee entered into and effective as of October 1, 2011 (the “Foreign License”).
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Consent. Subject to the other terms and conditions of this Agreement, the Lenders hereby agree that the Borrower shall be permitted to affect the Foreign License notwithstanding the terms of Section 8.05 of the Credit Agreement. The above consent shall not modify or affect the Loan Parties’ obligations to comply fully with the terms of Section 8.05 of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document in the future. This consent is limited solely to the Foreign License, and nothing contained in this Section 1 shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable law.
2. Amendments. The Credit Agreement is hereby amended as follows:
(a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order to read as follows:
“Foreign License Agreement” means that certain Content, Trademark and Platform License Agreement between the Borrower and one of its indirect Foreign Subsidiaries, entered into and effective as of October 1, 2011 and relating to the Borrower’s licensing of certain domain names and URLs.
(b) The definition of “Foreign Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. Notwithstanding the foregoing, for so long as a Domestic Subsidiary (a) is a disregarded entity for U.S. federal income tax purposes and (b) maintains as its only assets Equity Interests in Foreign Subsidiaries, such Domestic Subsidiary shall be considered a Foreign Subsidiary hereunder. For the avoidance of doubt, if any Domestic Subsidiary classified as a Foreign Subsidiary in accordance with the preceding sentence (a “Subject Subsidiary”) ceases to be classified as a Foreign Subsidiary hereunder, any other Domestic Subsidiary classified as a Foreign Subsidiary hereunder that maintains as its only assets Equity Interests in such Subject Subsidiary shall cease to be classified as a Foreign Subsidiary hereunder.
(c) The definition of “Loan Documents in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Loan Documents” means this Agreement, each Note, each Issuer Document, each Joinder Agreement, each disclosure letter delivered in connection with a Joinder Agreement, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14 of this Agreement, the Collateral Documents and the Fee Letter.
(d) Section 8.16 of the Credit Agreement is hereby amended to read as follows:
8.16 Amendments of Certain Agreements.
(a) Amend, modify or change (or permit the amendment, modification or change of) any of the terms or provisions of any Subordinated Indebtedness Document of any Loan Party or any Subsidiary in a manner adverse to the Lenders; and
(b) Amend, modify or change (or permit the amendment, modification or change of) any of the terms or provisions of the Foreign License Agreement in a manner adverse to the Administrative Agent and/or the Lenders.
3. Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent in a manner satisfactory to the Administrative Agent:
(a) the receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent; and
(b) the Administrative Agent shall have received a copy of the Foreign License Agreement, certified by a Responsible Officer of the Borrower as true and correct and in form and substance satisfactory to the Administrative Agent.
4. Miscellaneous.
(a) The Credit Agreement, as modified hereby, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
(b) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents as modified hereby and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c) The Borrower and the Guarantors hereby represent and warrant as follows:
(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(ii) This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms.
(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.
(d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
(e) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
(f) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	ANCESTRY.COM OPERATIONS INC.,
a Delaware corporation

	By:	/s/ Howard Hochhauser

	Name:	Howard Hochhauser
	Title:	Chief Financial Officer

HOLDINGS:	ANCESTRY.COM INC.,
a Delaware corporation

	By:	/s/ Howard Hochhauser

	Name:	Howard Hochhauser
	Title:	Chief Financial Officer

GUARANTORS:	TGN SERVICES, LLC,
a Delaware limited liability company

	By:	/s/ Howard Hochhauser

	Name:	Howard Hochhauser
	Title:	President and Chief Financial Officer

IARCHIVES, INC.,
a Utah corporation

	By:	/s/ Howard Hochhauser

	Name:	Howard Hochhauser
	Title:	President and CFO

ANCESTRY.COM DNA, LLC,
a Delaware limited liability company

	By:	/s/ Howard Hochhauser

	Name:	Howard Hochhauser
	Title:	VP and Chief Financial Officer

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Ken Puro

	Name: Title:	Ken Puro Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

	By:	/s/ Tasneem A. Ebrahim

	Name:	Tasneem A. Ebrahim
	Title:	Senior Vice President

ZIONS FIRST NATIONAL BANK,
as a Lender

	By:	/s/ Jim C. Stanchfield

	Name:	Jim C. Stanchfield
	Title:	Vice President

MORGAN STANLEY BANK,
as a Lender

	By:	/s/ Nick Zangari

	Name:	Nick Zangari
	Title:	Authorized Signatory